UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): November 16, 2010

JIANGBO PHARMACEUTICALS, INC.
(Exact name of registrant as specified in charter)

Florida
(State or other jurisdiction of incorporation)

001-34763	65-1130026
(Commission File Number)	(IRS Employer Identification No.)

25 Haihe Road, Laiyang Economic Development
Laiyang City, Yantai, Shandong Province, People’s Republic of China 265200
(Address of principal executive offices and zip code)

(86) 535-7282997
(Registrant’s telephone number including area code)

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On November 16, 2010, Jiangbo Pharmaceuticals, Inc. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2010. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release dated November 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JIANGBO PHARMACEUTICALS, INC.

By:	/s/ Elsa Sung
Name: Elsa Sung
Title: Chief Financial Officer

Dated: November 17, 2010

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 16, 2010